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EXHIBIT 10.37

                           STANDARD FORM OF LOFT LEASE
                     THE REAL ESTATE BOARD OF NEW YORK, INC.

Agreement of Lease, made as of this 31st day of December, 1997, between REALTIES 1430, a New York general partnership, having an office at 575 Madison Avenue, New York, NY 10022 party of the first part hereinafter referred to as OWNER, and CARLY HOLDING, INC., a New York corporation, having an office at 370 Lexington Avenue, New York, NY 10017 party of the second part, hereinafter referred to as TENANT,

WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner Suite 1100, as shown on the plan attached hereto in the building known as 1430 Broadway in the Borough of MANHATTAN, City of New York, for the term of FIVE (5) YEARS and ONE (1) MONTH (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of February nineteen hundred and ninety-eight, and to end on the 28th day of February two thousand and three and both dates inclusive, at an annual rental rate of $22,000.00 for the period February 1, 1998 (see Article 67 with regard to the Reduced Rent Period (i.e. February 1, 1998 through February 28, 1998)) through February 28, 2003, the expiration date of the term of this lease, which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first _______ monthly installment(s) on the execution hereof (unless this lease be a renewal).

         In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

         The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

RENT:

         1. Tenant shall pay the rent as above and as hereinafter provided.

OCCUPANCY:

         2. Tenant shall use and occupy demised premises for administrative and executive


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offices, payroll factor, no on-premises check cashing services permitted to the general public.

ALTERATIONS:
------------

         3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved in each instance by Owner. Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approval thereof and shall deliver promptly duplicates of all such permits approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

REPAIRS:
--------

         4. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire

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floor of the building)and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising form Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of any action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

WINDOW CLEANING:
----------------

         5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of
Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

REQUIREMENTS OF LAW, FIRE INSURANCE:
------------------------------------

         6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter Tenant shall, at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer

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pursuant to law, and all orders, rules and regulations of the New York Board of
Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises of the building (including the use permitted under the lease). Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

SUBORDINATION:
--------------

         7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

TENANT'S LIABILITY INSURANCE PROPERTY LOSS, DAMAGE, INDEMNITY:
--------------------------------------------------------------

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         8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall to be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefore nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

DESTRUCTION, FIRE AND OTHER CASUALTY:
-------------------------------------

         9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.
(c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner re-occupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or

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casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability to rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained herein above shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasor's insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waivers the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and CONTROL IN LIEU THEREOF. Rider to be added if necessary.

EMINENT DOMAIN:
---------------

         10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and

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Tenant shall have no claim for the value of any unexpired term of said lease.
Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner's award.

ASSIGNMENT, MORTGAGE, ETC.:
---------------------------

         11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

ELECTRIC CURRENT:
-----------------

         12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

ACCESS TO PREMISES:
-------------------

         13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same or to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain

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and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the demised premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligation hereunder.

VAULT, VAULT SPACE, AREA:
-------------------------

         14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

OCCUPANCY:
----------

         15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or

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not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

BANKRUPTCY:
-----------

         16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be canceled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

                (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT:
--------

         17. (l) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted "or if this lease be rejected under Section 235 of Title 11 of the U.S. Code (bankruptcy code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other

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than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen
(15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced during such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and as completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

                (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF OWNER AND WAIVER OF REDEMPTION:
-------------------------------------------

         18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid upon to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

FEES AND EXPENSES:
------------------

         19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceedings, and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

BUILDING ALTERATIONS AND MANAGEMENT:
------------------------------------

         20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

NO REPRESENTATIONS BY OWNER:
----------------------------

         21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

END OF TERM:
------------

         22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET ENJOYMENT:
----------------

         23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE TO GIVE POSSESSION:
---------------------------

         24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in page one of this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

NO WAIVER:
----------

         25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

WAIVER OF TRIAL BY JURY:
------------------------

         26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

INABILITY TO PERFORM:
---------------------

         27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures or other materials if Owner is prevented or delayed from doing so by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency, or other Force Majeure Event.

BILLS AND NOTICES:
------------------

         28. Except as otherwise in this lease provided, a bill statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first herein above given or at such other address as Owner shall designate by written notice.

WATER CHARGES:
--------------

         29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. If the building or the demised premises or any part thereof is supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Owner, as additional rent, on the first day of each month, SEE RIDER _____% ($ ) of the total meter charges as Tenant's portion. Independently of and in addition to any of the remedies reserved to Owner herein above or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes herein above set forth.

SPRINKLERS:
-----------

         30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters of the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $ NONE, on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

ELEVATORS, HEAT, CLEANING:
--------------------------

         31. As long as Tenant is not in default under any of the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (b) if freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.; (c) furnish heat, water and other services supplied by Owner to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (d) clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant's expense, keep the demised premises, including the windows, clean and in order, to the reasonable satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner, desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed diligently with alterations necessary to substitute automatic control elevator service without in any way affecting the obligations of Tenant hereunder.

SECURITY:
---------

         32. Tenant has deposited with Owner the sum of $5,499.99* as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. *Bears interest - See Rider Par. 63.

CAPTIONS:
---------

         33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

DEFINITIONS:
------------

         34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate.

The term "business days" as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

ADJACENT EXCAVATION-SHORING:
----------------------------

         35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

RULES AND REGULATIONS:
----------------------

         36. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

GLASS:
------

         37. Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

ESTOPPEL CERTIFICATE:
---------------------

         38. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

DIRECTORY BOARD LISTING:
------------------------

         39. If, at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.

SUCCESSORS AND ASSIGNS:
-----------------------

         40. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgement (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

Space to be filled in or deleted.           SEE RIDER PARAGRAPHS 41 - 68 ANNEXED
                                            HERETO AND MADE A PART HEREOF.

IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

                                    REALTIES 1430


                                    By: Equities 40, L.L.C., its general partner


Witness for Owner:                  /s/
                                    -----------------------------------------
                                    BY: AUTHORIZED REPRESENTATVE         [L.S.]
---------------------------


                                    CARLY HOLDING, INC.          [CORP. SEAL]
                                    -----------------------------


Witness for Tenant:                 /s/
                                    -----------------------------------------
                                    BY: AUTHORIZED REPRESENTATVE         [L.S.]
---------------------------

RIDER AGREEMENT ATTACHED TO AND FORMING A PART OF LEASE DATED AS
OF DECEMBER 31, 1997 BETWEEN REALTIES 1430, AS LANDLORD, AND CARLY HOLDING INC., AS TENANT.

41.      RIDER TO ARTICLE 8:

          (a) Neither Landlord nor Landlord's agents, employees, contractors, officers, directors, shareholders, partners or principals (disclosed or undisclosed) shall be liable to Tenant or Tenant's agents, employees, contractors, invitees or licensees or any other occupant of the demised premises, and Tenant shall save and hold Landlord, Landlord's agents, employees, contractors, officers, directors, shareholders, partners and principals (disclosed or undisclosed) harmless from any loss, liability, claim, damage, expense (including reasonable attorneys, fees and disbursements), penalty or fine incurred, in connection with, or arising from, any injury to Tenant or to any other person or for any damage to, or loss (by theft or otherwise) of any of Tenant's property or of the property of anyone else irrespective of the cause of such injury, damage or loss unless due to the negligence, carelessness or improper conduct of Landlord or Landlord's agents, employees, or contractors. Landlord and Landlord's agents, employees and contractors shall not be liable for any loss or damage to any person or property, to the extent of Tenant's insurance coverage, even if due to the negligence, carelessness or improper misconduct of Landlord or Landlord's agents, employees or contractors. Any building employee to whom any property shall be entrusted by or on behalf of Tenant shall be acting as Tenant's agent with respect to such property and neither Landlord, nor Landlord's agents, employees or contractors, shall be liable for any loss of or damage to any such property.

          (b) Tenant shall obtain and keep in full force and effect during the term of this lease, at Tenant's own cost and expense, to protect Landlord, Landlord's agents, contractors, employees, mortgagees and ground lessors, and Tenant as insureds (i) comprehensive public liability insurance to afford protection against any and all claims for personal injury, death or property damage occurring in, upon, adjacent to or connected with the demised premises, the building and any appurtenances thereto, in an amount of not less than $1,000,000. for injury or death arising out of any one occurrence, and $100,000. for damage to property in respect of any one occurrence or in any increased amount reasonably required by Landlord; and (ii) insurance against loss or damage by fire (and such other risks and hazards as are insurable under then available standard forms of fire insurance policies with extended coverage) to Tenant's property in or about the demised premises for the full insurable value thereof. Tenant shall carry builder's risk insurance, completed value form, covering all physical loss, in an amount reasonably satisfactory to, and to protect the Landlord and such others as Landlord shall designate, at all times when Tenant is constructing any improvements, alterations, additions or other installations in or about the demised premises.

          (c) All such insurance shall be written in form and substance satisfactory to Landlord by an insurance company with an A or better rating in Bests' licensed to do business in New York State. Upon failure of Tenant to procure, maintain and pay all premiums therefor, Landlord may, at its option, do so, and Tenant agrees to pay the cost thereof to Landlord as additional rent under this lease. Tenant shall cause to be included in all such insurance policies a provision to the effect that the same will be non-cancelable and not permitted to lapse except upon ten (10) days' prior notice to Landlord. On or prior to the commencement date the original insurance policies or appropriate certificates shall be deposited with Landlord. Any renewals, replacements or endorsements thereto shall also be so deposited.

          (d) Except to the extent expressly provided in Article 9 (e) , nothing contained in this lease shall relieve either Landlord or Tenant of any liability to the other, or to the insurance carrier of the other, which the other may have under law or the provisions of this lease, by reason of any damage to the demised premises or the building, as the case may be, by fire or other casualty.

42.      RIDER TO ARTICLE 11:

          (a) Except as otherwise provided in this Article, neither this lease nor any part hereof, nor the interest of Tenant in any sublease or the rentals thereunder, shall be, by operation of law or otherwise, assigned, mortgaged, pledged, encumbered, or otherwise transferred by Tenant, Tenant's legal representatives or successors in interest, and neither the demised premises nor any part thereof nor any of Tenant's property which is part of the realty (the land and/or the building) in or about the demised premises shall be encumbered in any manner by reason of any act or omission on the part of Tenant, or anyone claiming by, under or through Tenant, or shall be sublet, franchised, licensed or used, occupied or utilized for desk space or for mailing privileges by anyone other than Tenant, without the prior written consent of Landlord. A transfer of more than fifty percent (5011) in interest of Tenant (whether such transfer occurs at one time -or in a series of related transactions and whether of stock, partnership interest or otherwise) by any party in interest shall be deemed an assignment of this lease.

          (b) Except as otherwise provided in this Article, if this lease be assigned, whether or not in violation of the terms of this lease Landlord may collect rent from the assignee. If the demised premises or any part thereof be sublet or be used or occupied by anybody other than Tenant, whether or not in violation of this lease, Landlord may, after default by Tenant and expiration of Tenant's time to cure such default, if any, collect rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected to the rent herein reserved, but no assignment, subletting, occupancy, or collection or application of rent shall be deemed a waiver of any of the provisions of section
(a) above, or the acceptance of the assignee, subtenant, or occupant as a tenant, or be deemed to relieve, impair, release, or discharge Tenant of its obligations fully to perform the terms of this lease on Tenant's part to be performed. The consent by Landlord to an assignment, transfer, encumbering or subletting pursuant to any provision of this lease shall not in any way be deemed consent to any other or further assignment, transfer, encumbering or subletting. References in this lease to use or occupancy by anyone other than Tenant shall include without limitation subtenants, licensees, franchisees and others claiming by, through or under Tenant or under any subtenant, immediately or remotely. The listing of any name, other than that of Tenant on any door of the demised premises or on any directory or in any elevator in the building, or otherwise, shall not operate to vest in the person so named any right or interest in this lease or the demised premises, or be deemed to constitute, or serve as a substitute for, any consent of Landlord required under this Article, and it is understood that any such listing shall constitute a privilege extended by Landlord, revocable at Landlord's will by notice to Tenant. Tenant agrees to pay to Landlord reasonable attorneys' fees and disbursements incurred by Landlord in connection with any proposed assignment or sublease, including the costs of making investigations as to the acceptability of a proposed subtenant or assignee.

          (c) Notwithstanding the provisions of sections (a) and (b) to the contrary, provided Tenant is not in default in any of Tenant's obligations under this lease, Tenant may, with Landlord's prior written consent, which shall not be unreasonably withheld, sublet all or part of the demised premises for the unexpired balance of the term of this lease less one (1) day to any corporation or other business entity which controls, is controlled by or is under common control with Tenant (herein referred to as a "related corporation") for any of the purposes permitted to Tenant, subject, however, to compliance with Tenant's obligations under this lease. For the purposes hereof, "control" shall be deemed to mean ownership of not less than fifty (50%) percent of all of- the voting stock of such corporation or not less than fifty (50%) percent of all the legal and equitable interest in any other business entity.

          (d) Notwithstanding the provisions of sections (a) and (b) to the contrary, provided that Tenant shall not be in default in any of Tenant's obligations under this lease, Tenant may, with Landlord's prior written consent, which shall not be unreasonably withheld, assign its entire interest in this lease to a "successor corporation". A "successor corporation" as used in this lease shall mean W a corporation into which or with which Tenant, its corporate successors or assigns, is merged or consolidated in accordance with applicable statutory provisions for the merger or consolidation of corporations, provided that by operation of law or by effective provisions contained in the instruments of merger or consolidation the liabilities of the corporations participating in such merger or consolidation are assumed by the corporation surviving such merger or consolidation, or (ii) a corporation acquiring this lease and the term and the estate hereby granted, the goodwill and all or substantially all of the other property and assets (other than capital stock of such acquiring corporation) of Tenant, its corporate successors or assigns, and assuming all or substantially all of the liabilities of Tenant, its corporate successors or assigns, or (iii) any corporate successor to a successor corporation becoming such by either of the methods described in subdivisions W and (ii) ; provided that, immediately after giving effect to any such merger or consolidation, or such acquisition and assumption, as the case may be, the corporation surviving such merger or created by such consolidation or acquiring such assets and assuming such liabilities, as the case may be, shall have assets, capitalization and net worth, similarly determined, equal to or greater than that of Tenant at the beginning of the term of this lease or of Tenant, its corporate successors or assigns, immediately prior to such merger or consolidation or such acquisition and assumption, as the case may be, whichever is greater.

          (e) No assignment made pursuant to section (d) or otherwise consented to by Landlord shall be valid unless, within ten (10) days after the execution thereof, Tenant shall deliver to Landlord a duplicate original instrument of assignment and assumption, in form and substance satisfactory to

Landlord, duly executed by Tenant and by the assignee, in which such assignee shall assume performance of all of the provisions of this lease. No sublease made pursuant to section (c) or otherwise consented to by Landlord shall be valid unless, within ten (10) days after the execution thereof, Tenant shall deliver to Landlord a duplicate original of any such sublease, in form and substance satisfactory to Landlord, duly executed by Tenant and the subtenant, subject and subordinate in all respects to this lease. No subletting or assignment hereunder shall act to release or discharge Tenant from any of its obligations under this lease or release or discharge any guarantor of this lease from any of its obligations.

          (f) Notwithstanding anything contained in sections (a) and (b) to the contrary, but subject to the rights of Tenant under sections (c) and (d), in the event that at any time Tenant desires to sublet all or any part of the demised premises or to assign its entire interest in this lease, Tenant: (i) shall submit to Landlord a notice stating the name and address of the proposed subtenant or assignee, a detailed description of the business, character and financial references (including its most recent balance sheet and income statements certified by its chief financial officer or a certified public accountant) of the proposed subtenant or assignee, and any other information (financial or otherwise) reasonably requested by Landlord;

                   (ii) shall submit to Landlord a conformed or photostatic copy of the proposed assignment or sublease, the effective date of which shall be at least twenty (20) days after the date of the giving of such notice and which shall be conditioned on Landlord's consent thereto and which shall be duly consented to by any guarantor of this lease. Tenant agrees to indemnify Landlord against liability resulting from any claims that may be made against Landlord by the proposed assignee or sublessee, or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease; and

                   (iii) in the case of a proposed sublease, shall be deemed to have granted Landlord the option, to be exercised within twenty (20) days after receipt of all items to be submitted by Tenant pursuant to this section (f) , either (1) to sublet from Tenant such space so proposed to be sublet upon the terms and conditions hereinafter set forth or (2) to cancel and terminate this lease pursuant to section (g), if applicable, or (3) if any such proposed sublease shall be for less than all or substantially all of the demised premises, to cancel and terminate this lease only as to such portion of the demised premises, to take effect as of the commencement date of such proposed sublease; and

                   (iv) in the case of a proposed assignment of this lease, shall be deemed to have granted Landlord the option, to be exercised within twenty (20) days after receipt of all items to be submitted by Tenant pursuant to this section (f) , either (1) to sublet the entire demised premises from Tenant upon the terms and conditions hereinafter set forth or (2) to cancel and terminate this lease pursuant to section (g) . No assignment of part of this lease or of a portion of the demised premises shall be permitted.

          (g) Subject to sections (c) and (d) of this Article, if Tenant's request is for an assignment of this lease, or for a subletting of all or any portion of the demised premises, then Landlord may, by notice given to Tenant within twenty (20) days after receipt of all items to be submitted by Tenant pursuant to section (f) above, terminate this lease in the case of an assignment or a subletting of all or substantially all of the demised premises, or terminate this lease in part with respect to the portion of the demised premises to be so sublet (the Recaptured Space"), if less than all or substantially all of the demised premises, effective on a date to be specified in said notice (Earlier Termination Date"), which shall be not earlier than one
(1) day before the effective date of the proposed assignment or subletting, nor later than ten (10) days after said effective date. Tenant shall then vacate and surrender the demised premises, or the Recaptured Space, as the case may be, in accordance with the terms of this lease, on or before the Earlier Termination Date, and the term of this lease as to the entire demised premises in the case of an assignment or a request for the subletting of all or substantially all of the demised premises, or only as to the Recaptured Space in the case of a request for a partial subletting, shall end on the Earlier Termination Date as if that were the expiration date set forth in this lease, and neither party hereto shall have any further liability hereunder, or in the case of a subletting rather than an assignment with respect to the Recaptured Space only, except for such matters specifically stated herein to survive termination of this lease.

          (h) If Landlord shall elect to sublet such space or to terminate this. lease in whole or in part, Landlord shall be free to, and shall have no liability to Tenant if Landlord should, lease the demised premises (or such part thereof) to Tenant's prospective assignee or subtenant. If this lease is so terminated as to part of the demised premises or part of the demised premises is sublet to Landlord, Tenant shall vacate and surrender such part of the demised premises and Landlord, at Landlord's sole cost and expense shall (1) make such alterations as may be required physically to separate such surrendered space from the remainder of the demised premises and to comply with any and all applicable laws, ordinances, orders, rules, regulations and other requirements, and install all other equipment or facilities which may be required in order to use such sublet portion as a unit separate from the remainder of the demised premises, (2) repair or restore to tenantable condition any part of the remainder of the demised premises which is physically affected by such separation, if necessary, (ii) Tenant shall afford Landlord and its tenants appropriate means of ingress and egress to and from such surrendered space and
(iii) in the event of a partial termination of this lease Landlord and Tenant shall execute and deliver a supplementary agreement modifying this lease, as of the day following such surrender, by eliminating the Recaptured Space from the demised premises, reducing the rent allocable to the remainder of the demised premises pro rata, on a square footage basis, and appropriately modifying the other terms of this lease to reflect the elimination of such Recaptured Space from the demised premises.

           (i) In the event Landlord exercises Landlord's option to sublet such space pursuant to section (f)(iii) or (f)(iv) above, such sublease by Tenant to Landlord (or its designee) shall be at a rent equal to the lesser of (1) the rentals set forth in the proposed sublease or (2) the rent for the entire demised premises set forth in this lease (or a pro rata apportionment of such rent if such sublease shall be in respect of less than the whole of the demised premises) , and shall be for the same term as of that of the proposed further. subletting (or for the entire balance of the term, less one (1) day, in the case of a proposed assignment) and it is expressly agreed that the sublease shall give Landlord the absolute right, without Tenant's permission, to assign such sublease, or any interest therein and/or to further sublet the space covered by such sublease or any part of such space and to make any and all improvements, alterations, additions or other installations in such space. Any such assignment or subletting by Landlord may be for any use that Landlord deems appropriate. At the expiration of the term of such sublease, Tenant will accept the space covered by such sublease in its then existing condition. The sublease shall also expressly negate any intention that any estate created under such sublease be merged with any other estate held by either of said parties.

          (j) In the event Landlord does not exercise its option to so sublet such space or to terminate this lease in whole or in part within the twenty (20) day period specified in section (f), Landlord's consent to such subletting or assignment, as the case may be, shall not be unreasonably withheld. However, Landlord in any event shall not be obligated to consent to any sublease or assignment of this lease unless:

                           (1) In the reasonable judgment of Landlord, the
proposed subtenant or assignee, as the case may be, is of a character and financial worth such as is in keeping with the then standards of Landlord in those respects for the building, and the nature of the proposed subtenant's or assignee's business and its reputation is in keeping with the character of the building and its. tenancies;

                           (2) The purposes for which the proposed subtenant or
assignee intends to use the demised premises or the applicable portion thereof are uses expressly permitted by this lease;

                           (3) Tenant shall not have (i) advertised or
publicized in any way the availability of all or part of the demised premises without Landlord's prior written consent, or (ii) listed or publicly advertised the demised premises for subletting or assignment at a rental rate less than the greater of (y) the rent then payable hereunder for such space or (z) the rent at which Landlord is then offering to lease comparable space in the building;

                           (4) The rental rate under the sublease or assignment
is not less than the greater of (y) the rent then payable hereunder for such space or (z) the rent at which Landlord is then offering to lease comparable space in the building;

                           (5) The proposed occupancy shall not impose a
disproportionate burden upon the building equipment or building services;

                           (6) The proposed sublease or assignment shall
prohibit any assignment or further subletting;

                           (7) Tenant shall not be in default in the performance
of any of its obligations hereunder; and

                           (8) The proposed subtenant or assignee shall not then
be a tenant or occupant of the building, or a related entity, subsidiary, division or affiliate of any such tenant or occupant, or a person, or entity then negotiating with Landlord for the rental of any space or any government, governmental agency or entity, or autonomous governmental corporation, or any entity having governmental immunity, or a diplomatic or trade mission.

          (k) In the event Tenant fails to execute and deliver any assignment or sublease to which Landlord shall have consented within forty-five (45) days after the giving of such consent, then Tenant shall again comply with all of the provisions and conditions of this Article before assigning this lease or subletting all or any part of the demised premises.

          (l) Notwithstanding anything to the contrary contained herein, if Landlord shall consent to any assignment or subletting, and Tenant shall either W receive any consideration from its assignee (other than a successor corporation) in connection with the assignment or this lease, Tenant shall pay over to Landlord, as additional rent hereunder so much, if any, of such consideration as shall exceed the brokerage commission incurred by Tenant for such assignment or (ii.) sublet the demised premises to anyone (other than a related corporation) for rents which for any period shall exceed the rents payable for the subleased space under this lease for the same period, Tenant shall pay Landlord, as additional rent hereunder, any "net profits" (as hereinafter defined) that Tenant may derive from such subletting. "Net profits" shall consist of such excess less the brokerage commission incurred by Tenant for such subletting.

          (m) If Landlord shall recover or come into possession of the demised premises before the date herein fixed for the termination of this lease, Landlord shall have the right, at its option, to take over any and all subleases of the demised premises or any part thereof made by Tenant and to succeed to all the rights of said subleases or such of them as it may elect to take over. Tenant hereby expressly assigns and transfers to Landlord such subleases as Landlord may elect to take over at the time of such recovery or possession, such assignment and transfer not to be effective until the termination of this lease or re-entry by Landlord hereunder or if Landlord shall otherwise succeed to Tenant's estate in the demised premises, at which time Tenant shall upon request of Landlord execute, acknowledge and deliver to Landlord such further assignments and transfers as may be necessary to vest in Landlord the then existing subleases. Every sublease hereunder is subject to the condition, and by its acceptance and entry into a sublease each subtenant thereunder shall be deemed conclusively to have thereby agreed, that from and after the termination of this lease or re-entry by Landlord hereunder, or if Landlord shall otherwise succeed to Tenant's estate in the demised premises, such subtenant shall waive any right to surrender possession or to terminate the sublease, and, at Landlord's election, such subtenant shall attorn to and recognize Landlord as its Landlord under all of the then executory terms of such sublease, except that Landlord shall not (i) be liable for any previous act, omission or negligence of Tenant under such sublease, (ii) be subject to any counterclaim or offset not expressly provided for in such sublease, which theretofore accrued to such subtenant against Tenant, (iii) be bound by any previous modification or amendment of such sublease unless expressly. consented to in writing by Landlord or by any previous prepayment of more than one (1) month's rent and additional rent which shall be payable as provided in the sublease, (iv) be obligated to repair the subleased space or the building or any part thereof in the event of total or substantially total damage or in the event of partial condemnation or (v) be obligated to perform any work in the subleased space; and the subtenant shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such attornment. Each subtenant or licensee of Tenant shall be deemed automatically, upon and as a condition of occupying or using the demised premises or any part thereof, to have given a waiver of the type described in and to the extent and upon the conditions set forth in Article 9(e).

          43.   RIDER TO ARTICLES 16, 17 AND 18:   DEFAULT.

          (a) ACCELERATION OF RENT. In addition to Landlord's other remedies under Article 18, at Landlord's sole option Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, as and for liquidated and agreed damages and not as a penalty, an amount equal to the excess, if any, of the annual rent and additional rent reserved hereunder for the unexpired portion of the term demised hereunder (measured from the latest of the date of termination of this lease, the date of reentry, or the date through which monthly deficiencies shall have been paid in full) over the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages such excess of any installment of rent becoming due hereunder after the date of termination over the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four (4%) percent per annum.

          (b) CONDITIONAL LIMITATIONS. This lease and the term and estate hereby granted are subject to the limitations enumerated in Articles 16 and 17 and hereinafter in this paragraph and for purposes of enforcement of Landlord's remedies under this. lease or as provided by law such enumerated events of default shall be deemed conditional limitations. In addition to those enumerated in section (1) of Article 17 of this lease the term and estate hereby granted are subject to the following further limitations (which shall be deemed added to said section (1) of Article 17) : (i) if any event shall occur or any contingency shall arise whereby this lease or the estate hereby granted or the unexpired balance of the term thereof would, by operation of law or otherwise, devolve upon or pass to any person other than Tenant, except as expressly permitted by Articles 11 and 42 hereof; or (ii) there shall be any default by Tenant under any other lease with Landlord which shall not be remedied within the applicable grace or cure period, if any, provided therefor under such other lease.

          (c) BANKRUPTCY. Without limiting any of the provisions of Articles 16, 17 or 18, hereof, if pursuant to the Bankruptcy Code of 1978, as, the same has been and may be hereafter amended, Tenant is permitted to assign this lease in disregard of the restrictions contained in Articles 11 and 42 hereof, Tenant agrees that (i) the trustee or assignee shall cure any default under this lease and shall provide adequate assurance of future performance by the assignee (which shall mean the deposit of cash security with Landlord in an amount equal to the sum of one year, s annual and additional rent then reserved hereunder for the calendar year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Landlord, without interest, for the balance of the term of this lease as security f or the full and faithful performance of all of the obligations under this lease on the part of Tenant yet to be performed), and (ii) the assignee contemplated use of the demised premises shall in no way diminish the reputation of the building as a first class office building or impose any additional burden upon the building or its systems or impose any service obligations upon Landlord (beyond those specifically required to be provided by Landlord pursuant to this lease). If Tenant receives or is to receive any valuable consideration for such an assignment of this lease, such consideration, after deducting therefrom (A) the brokerage commissions, if any, and other expenses reasonably incurred by Tenant for such assignment and (B) any portion of such consideration reasonably designated by the assignee as paid for the purchase of Tenant's property in the demised premises, shall be and become the sole and exclusive property of Landlord and shall be paid over to Landlord directly by such assignee. In addition, adequate assurance shall mean that any such assignee of this lease shall have a net worth, exclusive of good will, equal to at least fifteen (15) times the aggregate of the annual rent reserved hereunder plus all additional rent for the preceding calendar year as aforesaid.

         (d) PERFORMANCE OF END OF TERM OBLIGATIONS. In addition, if this lease is terminated under the provisions of Article 17, or if Landlord shall reenter the demised premises under the provisions of Articles 17 or 18, Tenant agrees that:

                   (i) the demised premises then shall be in the condition in which Tenant has agreed to surrender the same to Landlord at the expiration of the term hereof;

                   (ii) Tenant shall have performed prior to any such termination any covenant of Tenant contained in this lease for the making of any alterations or for restoring or rebuilding the demised premises or the building, or any part thereof; and

                   (iii) for the breach of any covenant of Tenant set forth above in this paragraph (d), Landlord shall be entitled immediately without notice or -other action by Landlord, to recover, and Tenant shall pay, as and for liquidated damages therefor, the cost of performing such covenant (as estimated by an independent contractor selected by Landlord.

          (e) DEFAULT INTEREST. In addition to any other remedies Landlord may have under this lease, and without reducing or adversely affecting any of Landlord's rights and remedies under Articles 16, 17, or 18 and under this
Article 43, if any annual rent, additional rent or damages payable hereunder by Tenant to Landlord are not paid within ten (10) days after the due date for payment thereof, the same shall bear interest at the annual rate of five (5%) percent above the Prime Rate (as hereafter defined) or the maximum rate permitted by law, whichever is less, from the due date thereof until Landlord's receipt of payment thereof, and the amount of such interest shall be additional rent hereunder. The term "Prime Rate" shall be equal to the fluctuating rate of interest from time to time (during the period such payment is due) announced by The Chase Manhattan Bank, N.A. or any successor thereto as its "prime rate." If neither The Chase Manhattan Bank, N.A. nor any successor thereof announces such a rate, reference shall be made instead to the most recent "prime rate" published by The Wall Street Journal, or any successor to such publication. For purposes of this paragraph, a rent bill sent by first-class mail, to the address to which notices are to be given under this lease, shall be deemed a proper demand for the payment of the amounts set forth therein.

44.      RIDER TO ARTICLE 22:  END OF TERM.

         (a) HOLD-OVER DAMAGES. If Tenant shall hold-over or remain in possession of any portion of the demised premises beyond the expiration of the term of this lease, Tenant shall be subject not only to a summary eviction proceeding and all damages related thereto, but also to any damages arising out of delay by Tenant in so surrendering the demised premises, including without limitation any claims arising out of any lost opportunities by Landlord to relet the demised premises (or any part thereof) or any claims by any succeeding tenant (if the premises, or any part thereof, shall have been relet) founded upon such delay. All damages to Landlord by reason of such holding-over by Tenant may be the subject of a separate action and need not be asserted by Landlord in any summary eviction proceedings against Tenant.

          (b) WAIVER OF RICRHT TO A STAY. Tenant expressly waives, for itself and for any party claiming through or under Tenant, any rights which Tenant or any such party may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any similar or successor law of same import then in force, in connection with any hold-over proceedings which Landlord may institute to enforce the provisions of this Article.

          (c) MONTH-TO-MONTH HOLD-OVER TENANCY. In the event Tenant remains in possession of the demised premises after termination of this lease without the execution of a new lease with the Landlord, Tenant, at the option of Landlord, shall be deemed to be occupying the demised premises as a tenant from month-to-month, at a monthly rental equal to twice the rent and additional rent payable during the last month of the term of this lease, subject to all of the other terms of this lease insofar as the same are applicable to a month-to-month tenancy. Notwithstanding the preceding sentence, the acceptance of any rent paid by Tenant shall not preclude Landlord from commencing and prosecuting a hold-over or summary eviction proceeding and the preceding sentence shall be deemed to be an "agreement expressly providing otherwise" within the meaning of section 232-c of the Real Property Law of the State of New York.

          (d) SURVIVAL OF OBLIGATIONS. Upon the expiration or other termination of this lease neither party shall have any further obligation or liability to the other except as otherwise expressly provided in this lease (including, without limitation, the obligations of Tenant provided in Article 3 hereof) and except for such obligations as by their nature or under the circumstances can only be, or by the provisions of this lease, may be, performed after such expiration or other termination; and, in any event, unless otherwise expressly provided in this lease, any liability f or a payment which shall have accrued to or with respect to any period ending at the time of expiration or other termination of this lease shall survive the expiration or other termination of this lease.

45.      RIDER TO ARTICLE 28: BILLS AND NOTICES.

          (a) Except as otherwise expressly provided herein, all notices and other communications (herein collectively called "notices"), other than bills, statements and correspondence rendered by

Landlord to Tenant in the ordinary course of Landlord's business (which may be sent by regular mail or personally delivered to Tenant), given or required to be given under or in connection with this lease, by either party hereto to the other, shall be in writing and sent by registered or certified mail, return receipt requested, postage prepaid, and W if to Tenant, sent to the attention of David Bader, Chief Financial Officer, by certified mail, return receipt requested, addressed as first set forth in this lease if mailed prior to the commencement date, or to the building if mailed thereafter, or to such other address as Tenant may designate for such purpose by notice to Landlord, with a copy to Arnold Spiegel, Esq., 50 East 42nd Street, Suite 605, New York, NY 10017, and (ii) if to Landlord, addressed to Landlord's address as first set forth in this lease, or to such other address as Landlord may designate for such purpose by notice to Tenant. Any notice sent as aforesaid shall be deemed to have been rendered or given two (2) business days after mailing.

          (b) Tenant shall give prompt notice to Landlord of any accident, emergency, occurrence for which Landlord might be liable, fire or other casualty and all damages to or defects in the demised premises, the building or the appurtenances thereto for the repair of which Landlord might be responsible or which constitutes Landlord' s property. Such notice shall be given by telephone, telegram or personal delivery to the address of Landlord then in effect for notices (to be followed by a written notice conforming to the requirements of section (a) of this Article 45).

          46.  RIDER TO ARTICLE 34:  DEFINITIONS.

         For the purposes of this lease and all agreements supplemental to this lease, unless the context otherwise requires:

          (a) The terms "include", "including" and "such as" and words of similar import shall be construed as if followed by the phrase "without being limited to". The words "herein" "hereof", "hereby", "hereunder" and words of similar import shall be construed to refer to this lease as a whole and not to any particular Article, section or provision unless expressly so stated.

          (b) The term "obligations of this lease" and words of similar import, shall mean the covenants to pay rent and additional rent and to perform all of the other terms of this lease. Any provision in this lease that one party or the other or both shall do or not do or shall cause or permit or not cause or permit a particular act, condition or circumstance, shall be deemed to mean that such party so covenants or both parties so covenant, as the case may be.

          (c) The term "terms of this lease" or "terms of this Article" shall be deemed to include all terms, covenants, conditions, provisions, obligations, limitations, restrictions, reservations and agreements of this lease or such Article, as the case may be.

          (d) The term "consent" or "approval" shall mean prior consent and approval in writing, and the consent or approval by either party to any particular action shall not in any way be considered as relieving the other party from obtaining the express consent or approval to any subsequent or further action.

         (e) Each term, covenant, agreement, obligation or other provision of this lease on Tenant's part to be performed shall be deemed and construed as a separate and independent covenant of Tenant, not dependent upon any of the other terms of this lease. This lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this lease to be drafted. In the event of any action, suit, arbitration, dispute or proceeding affecting the terms of this lease, no weight shall be given to any deletions or striking-out of any of the terms of this lease contained in any draft of this lease and no such deletion or strike-out shall be entered into evidence in any such action, suit, arbitration, dispute or proceeding nor given any weight therein.

          (f) The term "rental" or "rent" shall include the annual rental and all additional rent.

          (g) The term "Force Majeure" means any and all causes beyond Landlord's control, including without limitation delays caused by Tenant, governmental regulation, governmental restriction, strike, labor, jurisdictional or other disputes, riot, accident, mechanical breakdown, or inability to obtain labor, fuel, steam, water, electricity or materials, acts of God, war, enemy action, civil commotion, fire or other casualty.

          (h) Words and phrases in the singular shall be deemed to include the plural and vice versa, and nouns and pronouns used in any particular gender shall be deemed to include any other gender.

          (i) The rule of "ejusdem generis" shall not be applicable to limit a general statement following or referable to an enumeration of specific matters to matters similar to the matters specifically mentioned.

          (j) The term "and/or" when applied to one or more matters or things shall be construed to apply to any one or more or all thereof as the circumstances warrant at the time in question.

          (k) The term "laws and requirements of any public authorities" and words of similar import shall mean laws and ordinances of any or all of the federal, state, city, town, county, borough or village governments and rules, regulations, orders and directives of any and all departments, subdivisions, bureaus, agencies or offices thereof, and of any other governmental, public or quasi-public authorities having jurisdiction over the Building and/or the demised premises, and the direction of any public officer pursuant to law, whether now or hereafter in force.

           (1) The term "mortgage" shall include a mortgage and/or a deed of trust, and the term "holder of a mortgage" or "mortgagee" or words of similar import shall include a mortgagee of a mortgage or a beneficiary of a deed of trust.

           (m) The term "person" shall mean any natural person or persons, a partnership, a corporation, and any other form of business or legal association or entity.

           (n) The term "requirements of insurance bodies" and words of similar import shall mean rules, regulations, orders and other requirements of the New York Board of Underwriters and/or the

New York Fire Insurance Rating organization and/or any other similar body performing the same or similar functions and having jurisdiction or cognizance over the Building and/or the demised premises, whether now or hereafter in force.

           (o). The term "Tenant" shall mean the Tenant herein named or ,any assignee or other successor in interest (immediate or remote) of the Tenant herein named, which at the time in question is the owner of the Tenant's estate and interest granted by this lease; but the foregoing provisions of this paragraph shall not be construed to permit any assignment of this lease or to relieve the Tenant herein named or any assignee or other successor in interest (whether immediate or remote) of the Tenant herein named from the full and prompt payment, performance and observance of the covenants, obligations and conditions to be paid, performed and observed by Tenant under this lease.

           (p) The terms "Owner" and "Landlord" are used interchangeably in this lease and have the same meaning so that references herein to Landlord shall also mean Owner and vice versa.

47.      RIDER TO ARTICLE 40:   SUCCESSORS AND ASSIGNS.

         The provisions of this lease are solely for the benefit of the parties hereto and their respective successors and assigns, and shall not inure to the benefit of, or be enforceable by, any third party, and specifically shall not inure to the benefit of, or be enforceable by, any present or future tenant or occupant of the building (other than Tenant).

48.      REAL ESTATE TAX ESCALATION:

          (a) Tenant shall pay to Landlord, as additional rent under this lease, tax escalation ("Tax Escalation") in accordance with this Article:

          (i) Definitions: For purposes of this lease, the following definitions shall apply:

                           (1) The term "Base Tax" shall mean the Real Estate
Taxes payable for the Tax Year ending June 30, 1998. If the Taxes comprising the Base Tax are reduced as a result of an appropriate proceeding or otherwise, the Real Estate Taxes as so reduced shall for all purposes be deemed to be Real estate Taxes for the Base Tax, and Landlord shall give notice to Tenant if the amount by which the tax payments previously made were less than the tax payments required to be made under this Article, and Tenant shall pay the amount of the deficiency within ten (10) days after demand therefor.

                           (2) The term "Real Property" shall mean the land (the
"land") on which the building is located, the building (together with all personal property located therein and all fixtures, facilities, machinery and equipment used in the operation thereof) and all improvements on the land or in the Building and all easement air rights, development or zoning rights over other real property.,in vicinity of the building and all appurtenances to all of the foregoing.

                           (3) The term "Tax Year" shall mean each New York City
real estate tax year commencing on July 1st and expiring on June 30th in which any portion of the term of this lease shall fall. If the present use of a July 1-June 30 New York City real estate tax year shall hereafter be changed, then such changed tax year shall be used with appropriate adjustment for the transition.

                           (4) The term "Real Estate Taxes" shall mean the total
of all taxes and special or other assessments levied, assessed or imposed at any time by any governmental authority (including, without limitation, any district, as such term is defined in Article 19-A of the General Municipal Law of the State of New York) upon or against or with respect to the Real Property or any part thereof (but excluding, however, any interest or other late payment charges thereon so long as Tenant is current in the payments required to be made by it to Landlord under this Article). If, due to a future change in the method of taxation or in the taxing authority, or for any other reason any tax, or assessment is levied, assessed, or imposed at any time by any governmental authority in connection with the receipt of income or rents from the Real Property, or a franchise, income, value added, use, transit, profit, or other tax or governmental imposition, however designated, shall be levied against Landlord or any owner of the Real Property in addition to or in substitution in whole or in part for the Real Estate Taxes, or in lieu of additions to or increases of the Real Estate Taxes, then such franchise, income, value added, use, transit, profit, or other tax, assessment or governmental imposition shall be deemed to be included within the definition of Real Estate Taxes for the purposes hereof. In the event the present real property tax system is so modified, substituted for, or changed, (in a manner not covered by the preceding sentence), so that the resulting new system is such that the provisions of this
Article 48 cannot be implemented then, in such event, the parties shall agree upon a substitute formula for upward or downward adjustment of annual rent in lieu of the formula set forth in this Article 48 so as to reflect accrued and/or accumulated downward or upward adjustments of rent made up to the time of such change of the real property tax system and future adjustments under such new system, and upon the failure of the parties to so agree to such a substitute formula, it is hereby agreed that the matter shall be submitted to arbitration before a single impartial arbitrator in accordance with the Real Estate Valuation Arbitration Rules of the American Arbitration Association, or any successor thereto, to so determine a substitute formula for the adjustment of rent under this Article 48, and such arbitrator's award upon confirmation by the court having jurisdiction shall be thereafter binding upon the parties to this lease. If there are any assessments which are payable over a period of time extending beyond the term of this lease, only a pro rata portion thereof covering the portion of the term of this lease unexpired at the time of the imposition of such assessment, shall be included in Real Estate Taxes. If, by law, any assessment may be paid in installments, then, for the purposes hereof,
(1) such assessment shall be deemed to have been payable in the maximum number of installments permitted by law without penalty and (2) there shall be included in Real Estate Taxes for each Tax Year in which such installments may be paid the installments of such assessment so becoming payable during such Tax Year, together with interest payable during such Tax Year.

                           (5) The term "Tenant's Share", for purposes of this
lease shall mean 0.47%.

                   (ii) In the event that the Real Estate Taxes payable for any Tax Year shall exceed the Base Tax, Tenant shall pay as Tax Escalation to Landlord, as additional rent for such Tax Year, an amount equal to Tenant's Share of the excess. Before or after the start of each Tax Year, Landlord shall furnish to Tenant a statement of Tenant's Share of Real Estate Taxes payable for such Tax Year together with a copy of the tax bills for such Tax Year. If the Real Estate Taxes for such Tax Year exceed the Base Tax, Tenant shall pay as additional rent on the first (1st) day of each calendar month, together with payment of rent, an amount equal to one-twelfth (1/12th) of Tenant's Share of such excess. To the extent that at the time of furnishing any such statement the aggregate monthly payments made for the preceding months of the Tax Year in question are less than the amount which would have been paid if the installments required pursuant to such statement had been made for such preceding months, the deficiency shall be due and payable in full as additional rent together with the regular monthly installment of rent next coming due. Landlord shall send (a) a revised statement to Tenant during any Tax Year if Real Estate Taxes are changed during such Tax Year, and an appropriate adjustment shall be made in the monthly installments based thereon. If there is any difference between the amount Tenant has paid for such tax year and the amount due Landlord hereunder for such Tax Year then, after the end of such Tax Year, Landlord shall send Tenant a statement of Tenant's Share of the Real Estate Taxes for such Tax Year and within five (5) days after receipt of such statement Tenant shall pay Landlord as additional rent any amount by which Tenant's share of the Real Estate Taxes exceeds the aggregate monthly installments paid by Tenant during such Tax Year. Any amount by which such aggregate monthly installments exceed Tenant's Share of the Real Estate Taxes for such Tax Year shall be credited against rent and additional rent hereunder.

                   (b) If, after Tenant shall have made a payment of additional rent under this Article, and provided Tenant is not in default under this lease, Landlord shall receive a refund of any portion of the Real Estate Taxes payable for any Tax Year on which such payment of additional rent shall have been based, as a result of a reduction of such Real Estate Taxes by final determination of an application, legal proceeding, settlement, or otherwise, Landlord shall give Tenant an appropriate credit against rent and additional rent hereunder, after deducting therefrom all legal fees, expert fees, court costs and all expenses and fees incurred in connection with obtaining such refund (prorated for any partial year if appropriate) . Nothing herein shall be deemed to obligate Landlord to seek a reduction in Real Estate Taxes or assessed valuation of the Real Property.

                   (c) Except as elsewhere specifically provided in this Article, any statement of the Tax Escalation furnished by Landlord as provided above shall constitute a final determination as between Landlord and Tenant of the Tax Escalation for the period represented thereby unless Tenant shall, within thirty (30) days after it is furnished, give a notice to Landlord that it disputes the accuracy or appropriateness thereof, which notice shall specify the particular respects in which the statement is inaccurate or inappropriate. Pending the resolution of such dispute, Tenant shall pay Tax Escalation to Landlord in accordance with the statement furnished by Landlord.

                   (d) In no event shall the annual rental rate under this lease for any year, or the items of the additional rent payable under any other provisions of this lease during the term hereof, be reduced by virtue of this Article.

         (e) If the commencement date of the lease term is not the first day of a Tax Year, then Tenant's Share of Real Estate Taxes for such Tax Year shall be prorated based upon the number of days of the term of this lease within such Tax Year. Upon the date of any expiration or termination of this lease (except termination because of Tenant's default in which event the amount otherwise to be prorated in Tenant's favor shall instead be applied to reduce damages payable by Tenant by reason of such default), whether the same be the date herein above set forth for the expiration date of this lease or any prior or subsequent date, Tenant's Share for such Tax year shall be prorated for the number of days of the term of this lease within such Tax Year and, to the extent not theretofore already paid, shall be immediately payable, subject to adjustment at the end of such Tax Year as provided in this Article.

          (f) Landlord's and Tenant's obligation to make the payments and adjustments referred to in this Article shall survive any expiration or termination of this lease.

          (g) Any delay or failure of Landlord in billing any Tax Escalation herein above provided shall not constitute a waiver of, or in any way impair the continuing obligation of Tenant to pay, such Tax Escalation hereunder.

49.      WAGE RATE ESCALATION:

         The term "Basic Rate" means the regular hourly rate of wages, i.e., without fringe benefits, required to be paid to office building porters pursuant to a collective bargaining agreement between the Realty Advisory Board on Labor Relations, Inc. (or any successor thereto) and Local 32B-32J of the Building Service Employees International Union AFL- CIO (or any successor thereto) on December 31, 1998. If such collective bargaining agreement is not entered into, or if such parties or their successors shall cease to bargain collectively, the Basic Rate (or the regular hourly rate of wages, i.e., without fringe benefits, required to be determined in order to establish, from time to time, any increase in the annual rental rate payable by Tenant to Landlord pursuant to this Article) shall be the average of the regular hourly rate of wages, i.e., without fringe benefits, payable to, or. for the benefit of, office building porters engaged in the general maintenance and operation of the building and payable either by Landlord or by the contractor furnishing such services, but not in excess of the hourly minimum rate of wages for office building porters engaged in the general maintenance and operation of off ice buildings in the same vicinity as the building. If in any calendar year during the term of this lease such regular hourly rate of wages paid to office building porters exceeds the Basic Rate, the annual rental rate payable under this lease shall be increased by one cent ($.01) per square foot of space in the demised premises for each one cent ($.01), or fraction thereof, that such regular hourly rate of wages exceeds the Basic Rate. Landlord shall notify Tenant of any such adjustment in the annual rental rate and shall furnish to Tenant appropriate supporting data with respect thereto to the extent available. Such adjustment in the annual rental rate shall commence as of the effective date of such increase in wages, and shall be paid by Tenant to Landlord as part of the monthly installments of annual rental which thereafter shall include one-twelfth (1/12) of the annual amount of such adjustment until a new adjustment becomes effective pursuant to the terms of this Article. Any such adjustment for less than a full year or for less than a full month shall be prorated accordingly. For the purpose of this Article, the Parties agree that the demised premises shall be deemed to contain 880 square feet of space. The Basic Rate is intended to be an index in the nature of a cost of living index and is not intended to reflect the actual cost of wages for the building. Any notice of adjustment sent by Landlord to Tenant shall constitute a final determination as between Landlord and Tenant of the rental adjustment established thereby unless Tenant shall, within thirty (30) days after it is furnished, give a notice to Landlord that Tenant disputes the accuracy or appropriateness thereof, which notice shall specify the particular respects in which the statement is inaccurate or inappropriate. Pending the resolution of such dispute, Tenant shall pay to Landlord the amounts described in Landlord's notice to Tenant.

         50.  UTILITY COSTS ESCALATION:

          (a) Tenant agrees to pay Landlord, as additional rent hereunder, in the amount and manner provided in subparagraphs (b) and (c) of this Article, a share of the Utility Costs (as hereinafter defined) incurred in the operation and maintenance of the building of which the demised premises form a part. "Utility Costs" shall mean the total costs and expenses for utility services incurred in operating and maintaining the building including, without limitation, the cost of electricity, steam, gas and water (including sewer rental) furnished to the building (including all rentable portions of the building, whether or not separately metered and paid for by the tenants thereof, and the public and common areas thereof),together with any taxes on such costs.

          (b) Tenant's share of Utility Costs shall be 0.47% of the excess of the amount of Utility Costs for any Accounting Period over those for the Base Year. "Base Year" shall mean the period of twelve (12) consecutive full calendar months ending on June 30, 1998.

          (c) As used herein, the "First Accounting Period" shall mean the period comprising the twelve (12) full calendar months commencing July 1, 1998 and each Subsequent Accounting Period" shall mean each period of twelve (12) full calendar months thereafter during the term, of this lease. Tenant's share of increased Utility Costs over Base Year costs shall be payable as follows:

                  (i) During the portion of the term hereof falling within the First Accounting Period (subject to adjustment as hereafter in subparagraph (c)
(3) set forth) Tenant shall pay Landlord, monthly, in advance, on the first day of each month, the sum of $10.00 as an estimate of Tenant's share of such increased Utility Costs; any partial month to be prorated.

                   (ii) The foregoing estimated amount of Tenant's monthly share of Utility Costs shall be adjusted and revised by Landlord as of the end of the First and each Subsequent Accounting Period during the term hereof on the basis of the actual Utility Costs during the immediately preceding First or Subsequent Accounting Period, as the case may be, plus reasonably anticipated increases in such Costs. Upon Landlord furnishing to Tenant a written statement setting forth such revised estimated Utility Costs, Tenant shall pay Landlord such revised estimated share in monthly installments, in advance, on the first day of each month, until the next succeeding revision in such estimate.

                   (iii) Within ninety (90) days following the end of the First Accounting Period and each Subsequent Accounting Period, Landlord shall furnish Tenant with a written statement covering the Accounting Period just expired showing in reasonable detail the excess of total Utility Costs for such Accounting Period over said costs for the Base Year and the payments made by Tenant with respect to such Accounting Period. If Tenant's share of said Utility Costs exceeds Tenant's payments with respect to such Accounting Period, Tenant shall pay to Landlord the deficiency within ten (10) days after the furnishing of said statement; and if said payments made by Tenant exceed Tenant's share of said Utility Costs, Tenant shall be entitled to a credit for such excess against payments next thereafter to become due to Landlord on account of Tenant's share of increased Utility Costs. Tenant shall have the right to inspect the books and records of Landlord during business hours for the purpose of verifying the information contained in the written statement furnished by Landlord to Tenant covering each Accounting Period provided written request for such inspection is made by Tenant to Landlord within fifteen (15) days following the receipt of such written statement.

                   (iv) As to any Accounting Period, Tenant's obligation for a share of Utility Costs shall be prorated on the basis of the actual number of ~ays in the portion of such Accounting Period contained in the term of this lease, as to which Tenant's obligation shall survive the term hereof.

                   (v) In the event of any dispute, Tenant shall pay the amount of Tenant's bill or statement as rendered by Landlord and such payment shall be without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor by agreement, or otherwise, Tenant shall be entitled to a credit against payments next thereafter to become due Landlord on account of Tenant's share of Utility Costs.

                   (vi) Any such bill or statement rendered by Landlord to Tenant shall be deemed binding and conclusively correct if Tenant fails to object thereto within thirty (30) days after the receipt thereof.

         (d) Notwithstanding anything to the contrary contained in paragraph (a) of this Article, if Landlord exercises its election under paragraph (c) of
Article 55 hereof to discontinue furnishing electrical service to the demised premises as now required pursuant to said Article 55 then increases in electricity costs accruing after such discontinuance shall not be included in calculating Utility Costs for purposes of determining Tenant's share thereof.

51.      ESTOPPEL CERTIFICATE:

          (a) At any time and f rom time to time upon not less than ten (10) days, prior notice by Landlord to Tenant, Tenant shall, without charge, execute, acknowledge and deliver to Landlord a statement in writing, in recordable form, addressed to such party as Landlord may designate, prepared by Landlord or in form satisfactory to Landlord certifying (i) that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (ii) whether the term of this lease has commenced and rent and additional rent have become payable hereunder and, if so, the dates to which they have been paid, (iii) whether or not, to the best knowledge of the signer of such certificate, Landlord is in default in performance of any of the terms of this lease and, if so, specifying each such default of which the signer may have knowledge, (iv) whether Tenant has accepted possession of the demised premises, (v) whether Tenant has made any uncollected claim against Landlord under this lease and, if so, the nature thereof and the dollar amount, if any, of such claim, (vi) whether there exist any offsets or defenses against enforcement of any of the terms of this lease upon the part of Tenant to be performed and, if so, specifying the same and (vii) such further information with respect to the lease or the demised premises as Landlord may reasonably request, it being intended that any such statement delivered pursuant hereto may be relied upon by any prospective purchaser of the building or any part thereof or of the interest of Landlord in any part thereof, by any mortgagee or prospective mortgagee thereof, by any lessor or prospective lessor thereof, by any lessee or prospective lessee thereof, or by any prospective assignee of any mortgage thereof.

          (b) The failure of Tenant to execute, acknowledge and deliver to Landlord a statement in accordance with the provisions of this Article within said ten (10) day period shall constitute an acknowledgment by Tenant, which may be relied on by any person who would be entitled to rely upon any such Statement, that such statement as submitted by Landlord is true and correct. Notwithstanding such acknowledgment, Tenant, at Landlord's option, shall be in default thereunder for its failure to execute, acknowledge and deliver such statement.

52.  EXCULPATION:

         Landlord and Tenant agree that in any action arising out of, or under, this lease against Landlord hereunder, the enforcement or collection of any judgment or arbitration award against, and the monetary liability of, Landlord shall be limited to (a) the interests of Landlord in and to the Real Property and the leasehold estate under any ground or underlying lease affecting the land and/or Building and the rents and profits therefrom and (b) Landlord's interest in this lease, and Tenant shall not enforce any judgment against, or attach, any other assets of such Landlord, or of any disclosed or undisclosed principal of Landlord (or of any officer, director, stockholder, partner or agent of Landlord or of any such principal) in satisfaction thereof, and Tenant shall look only and solely to such interests for the satisfaction of any right or remedy of Tenant arising out of or under this lease, the relationship of Landlord and Tenant hereunder or under law, or Tenant's use and occupancy of the demised premises or other liability of Landlord to Tenant.

53.      HAZARDOUS MATERIALS PROHIBITED:

         Tenant shall not cause or permit any Hazardous Materials (hereinafter defined) to be used, stored, transported, released, handled, produced or installed in, on or from the demised premises or any other portion of the Building. "Hazardous Materials", as used herein, shall mean any flammables, explosives, radioactive materials, hazardous wastes, hazardous and toxic substances or related materials, asbestos or any material containing asbestos, or any other substance or material as defined by any present or future Federal, state or local environmental law, ordinance, rule or regulation, including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Resource Conservation and Recovery Act, as amended, and the regulations adopted and publications promulgated pursuant to each of the foregoing. In the event of a breach of the provisions of this Article 53, Landlord shall have the right, in addition to all other rights and remedies of Landlord under this lease or at law, to require Tenant at Tenant's sole expense, to remove any such Hazardous Materials from the demised premises and dispose of the same off premises in the manner prescribed for such removal and disposal by laws and requirements of any public authorities. The provisions of this Article 53 shall survive the expiration or termination of this lease. Further, Tenant shall carry, during the entire term of this lease, adequate insurance in Landlord's reasonable opinion, against liability claims based upon the existence, release, removal and/or disposal of Hazardous Materials (the insurance requirements contained in Article 41 shall apply to such coverage). Tenant's indemnity obligations conta.-'.ned in paragraph (a) of Article 41 shall apply to any loss or damage suffered by Landlord as a result of Tenant's breach of any of the provisions of this Article 53.

54.      MISCELLANEOUS:

          (a) If any provision of this lease or its application to any party or circumstance is invalid or unenforceable to any extent under present or future law, then and in that event, it is the intention of the parties hereto that the remainder of this lease or the application of such provision to any other party or circumstance shall not be affected thereby. Each provision of this lease shall be valid and enforceable to the fullest extent permitted by law.

          (b) Tenant shall not commence any action or proceeding against Landlord brought or maintained pursuant to Article 9 of The Civil Practice Law and Rules, Rule 23 of the Federal Rules of Civil Procedure, or any other statute or rule permitting or governing class actions now or hereafter in effect, nor shall Tenant participate by consent or otherwise in any such action or proceeding brought against Landlord by any other party. If Tenant is named or joined as a party therein, Tenant shall promptly withdraw from any such action-or proceeding in accordance with applicable state or Federal law.

          (c) It is understood and agreed that Tenant shall not bring into the building lobby and/or the demised premises any type of bicycle or motorbike.

          (d) Tenant hereby agrees not to install venetian blinds in the demised premises which are different in design, color, size and/or manner of hanging than most of the venetian blinds installed in the other areas of the building, it being the intention and desire of the parties hereto that substantially all venetian blinds in the building should be of uniform character, color, size and design.

          (e) In the event of any inconsistency between any provision contained in this Rider and the printed provisions of this lease the provisions of this Rider shall be paramount and controlling.

          (f) No agreement shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this lease, in whole or in part, including, without limitation, this paragraph (f), unless such agreement is in writing, refers expressly to this lease and is signed by the party against whom enforcement of the change, modification, waiver, release, discharge, termination or effectuation of the abandonment is sought.

          (g) Except as otherwise expressly provided in this lease, this lease shall bind and benefit the successors and assigns of the parties hereto with the same effect as if mentioned in each instance where a party is named or referred to: provided, however, that (i) no violation of the provisions of Articles 11 or 42 hereof shall operate to vest any rights in any successor or assignee of Tenant and (ii) the provisions of this paragraph shall not be construed as modifying the conditions of limitation contained in Articles 17 and 43 hereof.

          (h) If Tenant shall request Landlord's approval and Landlord shall fail or refuse to give such approval, Tenant shall not be entitled to any damages for any withholding by Landlord of its approval, it being intended that Tenant's sole remedy shall be an action for specific performance or injunction, and that such remedy shall be available only in those cases where Landlord has expressly agreed in writing not to unreasonably withhold its consent or where as a matter of law Landlord may not unreasonably withhold its consent.

          (i) If an excavation shall be made upon land adjacent to or under the building, or shall be authorized to be made, Tenant shall, afford to the person causing or authorized to cause such excavation license to enter the demised premises for the purpose of performing such work as said person shall deem necessary or desirable to preserve and protect the building from injury or damage to support the same by proper foundations, without any claim for damages or liability against Landlord and without reducing or otherwise affecting Tenant's obligations under this lease.

          (j) The submission by Landlord of this lease in draft form shall be deemed submitted solely for Tenant's consideration and not for acceptance and execution. Such submission shall have no binding force or effect and shall confer no rights nor impose any obligations, including brokerage obligations, on either party unless and until both Landlord and Tenant shall have executed this lease and duplicate originals thereof shall have been delivered to the respective parties.

          (k) Irrespective of the place of execution or performance, this lease shall be governed by and construed in accordance with the laws of the State of New York. The table of contents, captions, headings and titles in this lease are solely for convenience of references and shall not affect its interpretation.

          (1) If under the terms of this lease Tenant is obligated to pay Landlord a sum in addition to the annual rent and no payment period therefor is specified, Tenant shall pay Landlord the amount due within ten (10) days after being billed.

          (m) Except as otherwise specifically provided herein to the contrary, all bills, invoices or statements rendered to Tenant pursuant to this lease shall be deemed binding and conclusive if, within thirty (30) days of receipt of the' same, Tenant fails to notify Landlord in writing of its intention to dispute such bill, invoice or statement.

          (n) Notwithstanding anything to the contrary contained in this lease, during the continuance of any default by Tenant, Tenant shall not be entitled to exercise any rights or options, or to receive any funds or proceeds being held, under or pursuant to this lease.

          (o)      Tenant represents and warrants:

                   (i) that there are no actions, suits or proceedings pending or, to the knowledge of Tenant, threatened against or affecting Tenant, at law or in equity or before any federal, state, municipal or governmental department, commission, board, bureau, agency or instrumentality which would impair Tenant's ability to perform its obligations under this lease;

                   (ii) that this lease has been duly authorized, executed and delivered by Tenant and constitutes the legal, valid and binding obligation of Tenant; and

                   (iii) that the consummation of the transactions hereby contemplated and. the performance of this lease by Tenant will not result in any breach or violation of, or constitute a default under, any lease, bank loan or credit agreement to which Tenant is a party.

          (p) Tenant acknowledges that it has no rights to any development rights, "air rights" or comparable rights appurtenant to the Real Property, and consents, without further consideration, to any utilization of such rights by Landlord and agrees to promptly execute and deliver any instruments which may be requested by Landlord, including instruments merging zoning lots, evidencing such acknowledgment and consent. The provisions of this paragraph shall be deemed to be and shall be construed as an express waiver by Tenant of any interest Tenant may have as a "party in interest" (as such quoted term is defined in Section 12-10 Zoning Lot of the Zoning Resolution of the City of New
York) in the Real Property.

          (q) If any sales or other tax is payable with respect to any cleaning or other services which Tenant obtains or contracts for directly from any third party or parties, Tenant shall file any required tax returns and shall pay any such tax, and Tenant shall indemnify and hold Landlord harmless from and against any loss, damage or liability suffered or incurred by Landlord on account thereof.

          (r) Except for the space within the inside surfaces of all walls, hung ceilings, floors, windows and doors bounding the demised premises, all of the building, including, without limitation, exterior building walls, core corridor walls and doors and any core corridor entrance, any terraces or roofs adjacent to the demised premises, and any space in or adjacent to the demised premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof, as well as access thereto through the demised premises for the purposes of operation, maintenance, decoration and repair, are reserved to Landlord and persons authorized by Landlord.

          (s) Landlord shall have the right to erect and maintain sidewalk bridges and/or scaffolding on or about the demised premises and/or the building.

          (t) If at any time any windows of the demised premises are either temporarily darkened or obstructed by reason of any repairs, improvements, maintenance and/or cleaning in or about the building (or permanently darkened or obstructed if required by law) or covered by any translucent material for the purpose of energy conservation, or if any part of the building, other than the demised premises, is temporarily or permanently closed or inoperable, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this lease.

          (u) Landlord reserves the right, at any time, without it being deemed a constructive eviction and without incurring any liability to Tenant therefor, or affecting or reducing any of Tenant's covenants and obligations hereunder, to make or permit to be made such changes, alterations, additions and improvements in or to the building and the fixtures and equipment thereof, as well as in or to the street entrances, lobby, doors, halls, passages, elevators, escalators and stairways thereof, and other public parts of the building, as Landlord shall deem necessary or desirable..

          (v) Tenant shall not record this lease or any memorandum thereof.

          (w) All additional charges required to be paid pursuant hereto (sometimes referred to herein as "additional rent") shall be deemed to be rent and Tenant's failure to pay additional rent shall be considered a failure to pay rent hereunder and Landlord shall be entitled to all rights and remedies provided herein or by law in connection therewith.

55.      ELECTRICITY:

          (a) To the extent available from an entity supplying the same (public or private), or municipal or public utilities, servicing the locality in which the building is located,. Landlord shall cause to be furnished the electric energy that Tenant shall reasonably require in the demised premises on a rent inclusion basis (i.e. there shall be no charge to Tenant for such electric energy by way of measuring the same by meter or otherwise, such reasonable usage of electric energy being included as part of Landlord's services under this lease covered by the annual rent reserved hereunder) , however, in the event Tenant shall fail to pay any installment of rent or additional rent, Landlord may, upon five (5) days, notice (which may be oral), discontinue the service of electric current to the demised premises without releasing Tenant or Landlord or from any liability under this lease and without Landlord's agent incurring any liability for any damage or loss sustained by Tenant by such discontinuance of service. Landlord shall not be liable in any way to Tenant for any change, failure, inadequacy or defect in the supply or character of electric energy furnished to the demised premises by reason of any requirement, act or omission of the municipal or public utility servicing the building and/or the demised premises with electricity, or for any reason whatsoever not directly attributable to Landlord. Tenant shall furnish and install all replacement lighting, tubes, lamps, bulbs and ballasts which may be required from time to time in the demised premises at Tenant's sole cost and expense.

          (b) Tenant's use of electric energy in the demised premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the demised premises in order to insure that such capacity is not exceeded and to avert possible adverse effect upon the building electric service, Tenant shall not, without Landlord's prior written consent in each instance (which shall not be unreasonably withheld) , connect any additional fixtures (except light duty office desk equipment and computers), appliances or equipment to the building electric distribution system or make any alteration or addition to the electric system of the demised premises existing on the date of commencement of the term of this lease. As a condition to granting such consent, Landlord may require Tenant to agree to an increase in the annual rent payable hereunder in an amount which will reflect the value to Tenant of the additional electrical service to be furnished by Landlord, that is, the potential additional electrical energy to be made available to Tenant based upon the estimated additional capacity of such additional risers or such other additional equipment. If Landlord and Tenant cannot agree thereon such amount shall be conclusively determined by a reputable, independent electrical engineer to be selected by Landlord and paid equally by both parties. Pending such determination, if requested by Tenant, Landlord shall make such additional electrical service available to Tenant provided Tenant agrees in writing to pay the cost therefor in accordance with Landlord's initial determination while such dispute is being determined. When the amount of such increase is so determined the parties shall execute an agreement supplementary hereto to reflect such increase in the amount of annual rent effective from the date such additional service is made available to Tenant, but such increase shall be effective from such date even if such supplementary agreement is not executed. Should Landlord grant such consent, all additional risers or other equipment required therefore shall be provided by Landlord and the cost thereof shall be paid by Tenant upon Landlord's demand. In the event that the electrical service and riser system existing on the date of commencement of the term hereof is sufficient to handle the requested additional electrical needs of Tenant and Landlord expressly consents in writing to Tenant's connection thereto Tenant shall pay to Landlord its prorata share of the total cost of purchase, connection and installation of an additional electrical service and riser comparable to the existing electrical service and riser being made available to Tenant in order to compensate Landlord for the electric capacity being allocated to Tenant from such existing electrical service and riser system (such connection charge being computed by Landlord as of the date of this lease at the rate of $103.75 per amp per phase of total additional connected load).

          (c) Landlord reserves the right to discontinue furnishing electric energy to Tenant in the demised premises at any time upon not less than thirty
(30) days notice to Tenant. If Landlord exercises such right of termination, this lease shall continue in full force and effect and shall be unaffected thereby, except only that, from and after the effective date of such termination, Landlord shall not be obligated to furnish electric energy to Tenant and the annual rent payable under this lease shall be reduced by $2,640.00 per annum. If Landlord so discontinues furnishing electric energy to Tenant, Tenant shall arrange to obtain electric energy directly from the public utility company furnishing electric service to the building. Such electric energy may be furnished to Tenant by means of the then existing building system feeders, risers and wiring to the extent that the same were available on the date of commencement of the term hereof. All meters and additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electric energy directly from such public utility company shall be installed by Tenant at its expense.

          (d) Tenant agrees that Landlord is under no obligation to furnish electric energy or any other utility services to the demised premises which are purchased from the public utility company serving the locality in which the building is located and Tenant's obligations under this Article 55 shall be unaffected if Landlord contracts to purchase and in fact furnishes such electric energy and/or other utility services from a private company or entity (whether or not affiliated with Landlord). Tenant shall enter into such modifications of this lease as Landlord may from time to time request in connection with any requirement of any public utility or any requirement of law pertaining to utility services or charges therefor.

56.       COMMERCIAL RENT CONTROL:

          If any of the annual rent or additional rent payable under the terms of this lease shall be or become uncollectible, reduced or required to be refunded because of any applicable laws, ordinances, orders, rules, requirements or regulations, Tenant shall enter into such agreement (s) and take such other steps (without additional expense to Tenant) as Landlord may request and as may be legally permissible to permit Landlord to collect the maximum rents which f rom time to time during the continuance of such legal rent restriction may be legally collected (but not in excess of the amounts reserved therefor under this lease) Upon the termination of such legal rent restriction, (i) the annual rent and additional rent shall become and thereafter be payable in accordance with the amounts reserved herein for the periods following such termination and (ii) Tenant shall pay to Landlord, to the maximum extent legally permissible, an amount equal to (A) the annual rent and additional rent which would have been paid pursuant to this lease but for such legal rent restriction less (B) the annual rent and additional rent paid by Tenant during the period such legal rent restriction was in effect.

57.       AIR CONDITIONING:

          Landlord shall furnish to the demised premises air conditioning from April 15th through October 15th in each year of the term, without..charge for electricity used in the operation thereof, on business days from 8:00 a.m. to 6:00 p.m., except on Saturdays when the hours shall be from 8:00 a.m. to 1:00 p.m., when required for the comfortable occupancy of the Tenant. Tenant agrees to keep, and cause to be kept, closed all windows in the demised premises, whenever the air conditioning system is in operation, and Tenant agrees at all times to cooperate fully with Landlord, and to abide by all reasonable regulations and requirements which Landlord may prescribe, for the proper functioning and protection of said air conditioning system. Landlord reserves the right to interrupt, curtail, stop, or suspend such air conditioning when necessary by reason of accident, or of repairs, alterations, or improvements in the judgment of Landlord desirable and necessary to be made, or difficulty in securing supplies or labor, or strikes, or any other cause beyond the reasonable control of Landlord, whether such other cause be similar or dissimilar to those hereinbefore specifically mentioned. No diminution or abatement of rent or other compensation shall or will be claimed by Tenant, nor shall this lease, nor any of the obligations of Tenant hereunder, be affected or reduced, by reason of any such interruption, curtailment, stoppage or suspension of such air conditioning. Any damage caused to air conditioning equipment as a result of the negligence of, or the careless operation by, Tenant, or its agents, employees, licensees or invitees, shall be repaired by Landlord at the cost and expense of Tenant, and any such expense shall be paid by Tenant to Landlord upon demand therefor and shall constitute additional rent hereunder.

58.      FREIGHT ELEVATOR SERVICE:

         Notwithstanding the provisions of Article 31, Landlord shall at its own expense run freight elevator service on business days are from 8:00 a.m. to 12:00 noon and 1:00 p.m. to 5:00 p.m. with no freight elevator service on Saturdays, Sundays or Holidays.

59.      TENANT'S CLEANING CONTRACTOR:

         In order to further effectuate a tight security program, Tenant covenants and agrees to use only the contractors designated by Landlord to provide cleaning services in the building, and/or a contractor or contractors approved by Landlord in advance for any waxing, polishing and other maintenance work in or to the demised premises and/or any of Tenant's personal property therein, provided that the prices charged by such contractor(s) are comparable to the prices charged by other reputable contractors for the same work. Tenant shall not employ any other cleaning or maintenance contractor, or any individual, firm or organization, for such purposes without Landlord's prior written consent. If Landlord and Tenant cannot agree on whether the prices being charged by the contractor(s) designated by Landlord are comparable to those charged by other reputable contractors, Landlord and Tenant shall each obtain two (2) bona fide bids for such work from reputable contractors in New York City and the average of the four (4) bids obtained shall be the standard of comparison. The foregoing shall not preclude Tenant or its employees from directly performing any of the foregoing "in house" (except that Tenant must use the cleaning contractor designated by Landlord for rubbish removal and pay the cost thereof as provided in Article 62 hereof) . Notwithstanding the provisions of section (d) of Article 31 of this lease, in addition to keeping the demised premises clean at Tenant's expense, Tenant shall also pay to Landlord, or at Landlord's direction directly to the cleaning contractor, 4.89% of the cleaning expenses and cost of supplies for the cleaning of the common areas on the floor
(s) on which the demised premises are located (i.e. the public corridor(s) and bathroom(s)).

60.      ATTORNMENT:

         Tenant covenants and agrees that, if by reason of a default upon the part of the Landlord as tenant under any underlying lease in the performance of any of the terms or provisions of such underlying lease or if for any other reason of any nature whatsoever, such underlying lease and the leasehold estate of Landlord as tenant thereunder is terminated by summary proceedings or otherwise in accordance with the terms of such underlying lease or if such underlying lease and such leasehold estate is terminated through foreclosure proceedings brought by the holder of any mortgage to which such underlying lease is subject or subordinate, Tenant shall attorn to the landlord under such underlying lease or the purchaser in such foreclosure proceedings, as the case may be, and shall recognize such landlord or such purchaser, as the case may be, as the Tenant's Landlord under this lease, unless the landlord under such underlying lease or the holder of any such mortgage in any proceedings shall elect in connection therewith to terminate this lease and the right of Tenant to the possession of the premises demised hereby. Tenant agrees to execute and deliver at any time and f rom time to time upon the request of Landlord, or of the landlord under any such underlying lease, any instrument, which may be necessary or appropriate to evidence such attornment and tenant hereby appoints Landlord its attorney- in-fact, irrevocable and coupled with an interest, to execute and deliver, for and on behalf of Tenant, any such instrument. Tenant further waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate this lease or to surrender possession of the premises demised hereby in the event such underlying lease terminates or any such proceeding is brought by the landlord under any such underlying lease or by the holder of any such mortgage and agrees that, unless and until any such landlord or the holder of any such mortgage, shall elect to terminate this lease and to extinguish the leasehold estate of the Tenant hereunder this lease shall not be affected in any way whatsoever by any such proceeding or termination.

61.      GLASS REPLACEMENT:

         Landlord shall replace at the expense of Tenant any and all window glass damaged or broken from any cause whatsoever in and about the demised premises. Landlord may insure and keep insured at Tenant's expense all glass in the demised premises for and in the name of Landlord. Bills for the premiums therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect and shall be due from and payable by Tenant when rendered and the amount thereof shall be deemed to be and be paid as additional rent.

62.      RUBBISH REMOVAL:

         In furtherance of Tenant's obligations under Articles 29 and 31, Tenant shall pay to Landlord on the first day of each and every month during the term of this lease, as additional rent hereunder, the sum of $25.00 per month to cover the cost of rubbish removal for the demised premises. Removal of cartons, tubes and cases shall be an extra charge. The foregoing monthly amount may be changed by Landlord from time to time in accordance with the prevailing rate at 1430 Broadway.

63.      SECURITY:

         It is agreed that the security deposit shall be placed in an interest bearing account with the interest earned thereon to be accumulated in the security account and held as additional security in accordance with Article 32.

64.      DIRECTIONAL SIGN:

         Tenant, at Tenant's sole cost and expense, may purchase and install at a location in the common hallway a professionally lettered identification directional sign (the size, design, method of installation and location thereof to be subject to Landlord's prior approval, which shall not be unreasonably withheld).

65.      NO BROKER:

         It is understood and agreed that no broker was involved in the leasing of the demised premises.

66.      LOBBY DIRECTORY:

         Landlord agrees that Tenant shall be entitled to up to three (3) listings (i.e. names) at no charge on the lobby directory. Future additions (if space is available) or substitutions shall be paid for by Tenant at Landlord's then rates.

67.      REDUCED RENT PERIOD:

         Tenant shall not be obligated to pay annual rent during the period commencing on February 1, 1998 and ending on February 28, 1998) (the "Reduced Rent Period"). However, during such Reduced Rent Period, Tenant shall pay for its electric consumption in the amount of $220.00 per month and rubbish removal in the amount of $25. 00 per month (aggregating $245. 00 per month) .

68.      LANDLORD'S WORK.

         It is understood and agreed that Tenant is renting the demised premises in an "as is" condition, except that Landlord, at Landlord's sole cost and expense, shall perform the following work:

                   (a) furnish and install dry wall partition to receive information window which is presently installed in Room 507 at 55 West 39th Street and will be relocated to the demised premises (casing to be block wall faced with sheetrock);

                    (b) shampoo and stretch carpeting, as required; and

                    (c) paint walls in demised premises with a building standard paint job (color to be off-white or pastel only).